PROXY FOR SPECIAL MEETING OF MAY 1, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE QUAKER OATS COMPANY.

The undersigned hereby appoints Terence D. Martin and John G. Jartz as proxies (each with power to act alone and with full power of substitution) to represent and to vote all shares of stock of The Quaker Oats Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of The Quaker Oats Company to be held at the Bank One Auditorium, 1 Bank One Plaza, 10 S. Dearborn St., Chicago, Illinois 60670, on Tuesday, May 1, 2001 at 9:00 a.m. (CDT), and any adjournment thereof, as designated herein on the proposal set forth herein, as described in the Joint Proxy Statement Prospectus, and on all other matters properly coming before the meeting.

IF PROPERLY SIGNED, DATED AND RETURNED, THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER OR, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR"PROPOSAL (1) (THE APPROVAL OF THE MERGER AGREEMENT AND THE MERGER) AND IN THE DISCRETION OF THE MAJORITY OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

Dear Shareholder:

On the reverse side of this card and instructions on how to vote your shares for the approval of the merger agreement and the merger and all other proposals by telephone or the Internet. Your vote will be recorded as if you mailed in your proxy card.

Thank you for your attention to these matters.

THE QUAKER OATS COMPANY

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       PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY /X/

      [                                                                    ]

          A VOTE FOR THE PROPOSAL IS RECOMMENDED
          BY THE BOARD OF DIRECTORS.                       For Against Abstain
[Quaker   1. Approval of the Agreement and Plan of Merger,  /_/   /_/     /_/
  Logo]      dated as of December 2, 2000, as amended,
  QUAKER     among PepsiCo, Inc., BeverageCo, Inc., a
   2001      wholly owned subsidiary of PepsiCo, Inc.,
 SPECIAL     and The Quaker Oats Company and the merger
 MEETING     contemplated by that agreement.


                                            Check here if you will attend
                                            the meeting                   /_/
                                                       Dated _____________, 2001

                                            X
                                            ------------------------------------
                                            Signature
                                            X
                                            ------------------------------------
                                            Signature

                                            NOTE: Please sign exactly as name
                                            appears hereon. For joint accounts,
                                            both owners should sign. When
                                            signing as executor, administator,
                                            attorney, trustee or guardian, etc.,
                                            please sign your full title.




 CONTROL NUMBER            - FOLD AND DETACH HERE -


           NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET!

       QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

                          ------------------------------------------------------
TO VOTE BY PHONE           Call toll free 1-877-482-6136 in the United States
                           or Canada any time prior to 12:00 midnight, Sunday,
                           April 29, 2001 on a touch tone telephone. There
                           is NO CHARGE to you for the call.
                           Enter your 6-digit CONTROL NUMBER located above.
                                          To vote in accordance with the
                                          Board of Directors' recommendation
                                          on the proposal: Press 1.
                                          When asked, please confirm
                                          your vote by pressing 1.
                          ------------------------------------------------------


                          ------------------------------------------------------

TO VOTE BY INTERNET        Go to the following website prior to 12:00 midnight,
                           Sunday, April 29, 2001:
                           www.computershare.com/us/proxy
                           Enter the information requested on your computer
                           screen, including your 6-digit Control Number
                           located above.
                           Follow the simple instructions on the screen.
                          ------------------------------------------------------


   IF YOU VOTE BY TELEPHONE OR THE INTERNET, DO NOT MAIL BACK THE PROXY CARD.

                              THANK YOU FOR VOTING!


                            - FOLD AND DETACH HERE -


                                                 ADMITTANCE CARD

                                                 Please retain this card for
                                                 admittance to the special
                                                 meeting.

                                                 THIS CARD IS NOT TRANSFERABLE.
                                                 ------------------------------


 The Quaker Oats Company
 Special Meeting of Shareholders

 9:00 a.m., Tuesday, May 1, 2001
 Bank One Auditorium
 1 Bank One Plaza
 10 S. Dearborn St., Plaza Level
 Chicago, Illinois 60670